EQUITY FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY FUNDS

SUPPLEMENT DATED JUNE 21, 2016 TO

PROSPECTUS DATED JULY 31, 2015, AS SUPPLEMENTED

Effective June 15, 2016, Northern Funds’ investment adviser, Northern Trust Investments, Inc., has contractually agreed to increase the expense reimbursements it provides to the Large Cap Core Fund, Large Cap Value Fund and Small Cap Core Fund by lowering the contractual expense limitation after which expense reimbursement takes effect for each Fund. The new contractual expense reimbursement arrangement will continue from implementation until July 31, 2016, the term of the current expense reimbursement agreement, at which time, pursuant to the terms of the agreement it will be automatically renewed until at least July 31, 2017. The following chart illustrates the change in the contractual expense reimbursements:

Fund	Current Contractual Expense Limitation*	Additional Expense Reimbursement	New Contractual Expense Limitation Effective 6/15/16*
Large Cap Core Fund	0.60%	-0.15%	0.45%
Large Cap Value Fund	0.85%	-0.30%	0.55%
Small Cap Core Fund	0.75%	-0.10%	0.65%

*	“Total Annual Fund Operating Expenses After Expense Reimbursement” for the Fund may be higher than the contractual limitation set forth above as a result of certain excepted expenses (i.e., acquired fund fees and expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest).

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	EQTY SPT (06/16)

NORTHERN FUNDS PROSPECTUS